                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                      FEBRUARY 15, 2005 (FEBRUARY 4, 2005)
               (Date of Report (date of earliest event reported))

                            MORTGAGEIT HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

             MARYLAND                       1-32213            20-0404134
   (State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

        33 MAIDEN LANE NEW                                       10038
             YORK, NY                                          (Zip Code)

(Address of principal executive office)

                                 (212) 651-7700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 4, 2005, MortgageIT, Inc. entered into the Second Amendment to Loan
Servicing Agreement, dated as of January 21, 2005 (the "Second Amendment"), between MortgageIT and GMAC Mortgage Corporation ("GMAC"). The Second Amendment
amends the Loan Servicing Agreement, dated as of September 26, 2003, by expanding the interim loan subservicing services provided by GMAC to include all of MortgageIT's product lines. The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On February 4, 2005, MortgageIT entered into the HELOC Interim Subservicing
Agreement (the "HELOC Agreement"), dated as of January 21, 2005, between
MortgageIT and GMAC. The HELOC Agreement sets forth the terms pursuant to which
GMAC will provide interim subservicing services on home equity lines of credit
("HELOCs") originated by MortgageIT. The foregoing description of the HELOC
Agreement is qualified in its entirety by reference to the HELOC Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

                                    * * * * *

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in economic conditions generally and the real estate and bond markets specifically;
our ability to originate a portfolio of high quality prime adjustable-rate mortgage ("ARM") and hybrid ARM loans; changes in interest rates and/or credit spreads, as well as the success of our hedging strategy in relation to such changes; the quality and size of the investment pipeline and the rate at which we can invest our cash; legislative/regulatory changes; completion of pending investments; the availability and cost of capital for future investments;
competition within the finance and real estate industries; and other risks detailed from time to time in our SEC reports. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views as of the date of this report. The factors noted above could cause our actual results to differ significantly from those contained in any forward-looking statement. We are under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         10.1 Second Amendment to Loan Servicing Agreement, dated as of January
              21, 2005, between MortgageIT, Inc. and GMAC Mortgage Corporation.

         10.2 HELOC Interim Subservicing Agreement, dated as of January 21,
              2005, between MortgageIT, Inc. and GMAC Mortgage Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORTGAGEIT HOLDINGS, INC.

                                      By: /s/ JOHN R. CUTI
                                          ------------------------
                                          John R. Cuti
                                          General Counsel and Secretary

Date: February 15, 2005

                            MORTGAGEIT HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED FEBRUARY 15, 2005 (FEBRUARY 4, 2005)

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
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10.1         Second Amendment to Loan Servicing Agreement, dated as of January
             21, 2005, between MortgageIT, Inc. and GMAC Mortgage Corporation.

10.2         HELOC Interim Subservicing Agreement, dated as of January 21, 2005, between MortgageIT, Inc. and GMAC Mortgage Corporation.